Revenue (Tables)	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Disaggregation of Revenue
Revenue recognized was earned under the Company’s R&D Agreements and is summarized below based on the nature of payment type (in thousands):

Timing of Transfer of Goods or Services	License Fees	Reimbursements	Milestones	R&D Services	Total
Over time
2021 (1)	$3,533	$1,850	$—	$2,072	$7,455
2020	10,992	448	—	2,231	13,671
2019	2,283	2,782	3,500	1,746	10,311

(1)
2021 license fees
i
nclude a cumulative
catch-up
adjustment reducing revenue by approximately $1.4 million with an equal increase in total contract liabilities, for changes in total estimated effort to be incurred in the future to satisfy the performance obligation.

Contract with Customer, Contract Asset, Contract Liability, and Receivable
Contract Balances (in thousands):

	January 1, 2020	December 31, 2020	December 31, 2021
Receivables, included in accounts receivable, net	$843	$428	$1,239
Contract assets, included in prepaid expenses and other current assets	—	98	149
Contract liabilities included in deferred revenue, current and deferred revenue net of current portion	11,011	9,731	5,648

Disclosure of Change in Revenue From Contract With Customers
The following table summarizes contract liabilities (remaining performance obligations) to be satisfied over the next one to four years, which are primarily related to (i) the combined performance obligation for the transfer of Company’s license and R&D services and (ii) conducting R&D activities which are a separate performance obligation in the Company’s contracts pursuant to research plans under the agreements (in thousands):

	December 31, 2021	December 31, 2020
Beginning balance	$9,731	$11,011
Upfront fees:
License fees	—	10,000
Recognized as revenue:
License fees	(3,548)	(10,992)
Reimbursements	(535)	(288)

Ending balance	$5,648	$9,731